Exhibit 16(c)(iii)

HIGHLY CONFIDENTIAL Project Savanna DISCUSSION MATERIALS FOR THE BOARD OF DIRECTORS JUNE 2 1 , 2024 HIGHLY CONFIDENTIAL

HIGHLY CONFIDENTIAL This presentation, and any supplemental information (written or oral) or other documents provided in connection therewith (collectively, the “materials”), are provided solely for the information of the Board of Directors (the “Board”) of Sharecare, Inc. (the “Company”) by Houlihan Lokey in connection with the Board’s consideration of a potential transaction (the “Transaction”) involving the Company. This presentation is incomplete without reference to, and should be considered in conjunction with, any supplemental information provided by and discussions with Houlihan Lokey in connection therewith. Any defined terms used herein shall have the meanings set forth herein, even if such defined terms have been given different meanings elsewhere in the materials. The materials are for discussion purposes only. Houlihan Lokey expressly disclaims any and all liability, whether direct or indirect, in contract or tort or otherwise, to any person in connection with the materials. The materials were prepared for specific persons familiar with the business and affairs of the Company for use in a specific context and were not prepared with a view to public disclosure or to conform with any disclosure standards under any state, federal or international securities laws or other laws, rules or regulations, and none of the Board, the Company or Houlihan Lokey takes any responsibility for the use of the materials by persons other than the Board. The materials are provided on a confidential basis solely for the information of the Board and may not be disclosed, summarized, reproduced, disseminated or quoted or otherwise referred to, in whole or in part, without Houlihan Lokey’s express prior written consent. Notwithstanding any other provision herein, the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons without limitation of any kind, the tax treatment and tax structure of any transaction and all materials of any kind (including opinions or other tax analyses, if any) that are provided to the Company relating to such tax treatment and structure. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, the tax treatment of a transaction is the purported or claimed U.S. income or franchise tax treatment of the transaction and the tax structure of a transaction is any fact that may be relevant to understanding the purported or claimed U.S. income or franchise tax treatment of the transaction. If the Company plans to disclose information pursuant to the first sentence of this paragraph, the Company shall inform those to whom it discloses any such information that they may not rely upon such information for any purpose without Houlihan Lokey’s prior written consent. Houlihan Lokey is not an expert on, and nothing contained in the materials should be construed as advice with regard to, legal, accounting, regulatory, insurance, tax or other specialist matters. Houlihan Lokey’s role in reviewing any information was limited solely to performing such a review as it deemed necessary to support its own advice and analysis and was not on behalf of the Board. The materials necessarily are based on financial, economic, market and other conditions as in effect on, and the information available to Houlihan Lokey as of, the date of the materials. Although subsequent developments may affect the contents of the materials, Houlihan Lokey has not undertaken, and is under no obligation, to update, revise or reaffirm the materials, except as may be expressly contemplated by Houlihan Lokey’s engagement letter. The materials are not intended to provide the sole basis for evaluation of the Transaction and do not purport to contain all information that may be required. The materials do not address the underlying business decision of the Company or any other party to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available for the Company or any other party. The materials do not constitute any opinion, nor do the materials constitute a recommendation to the Board, the Company, any security holder of the Company or any other party as to how to vote or act with respect to any matter relating to the Transaction or otherwise or whether to buy or sell any assets or securities of any company. Houlihan Lokey’s only opinion is the opinion, if any, that is actually delivered to the Board. In preparing the materials Houlihan Lokey has acted as an independent contractor and nothing in the materials is intended to create or shall be construed as creating a fiduciary or other relationship between Houlihan Lokey and any party. The materials may not reflect information known to other professionals in other business areas of Houlihan Lokey and its affiliates. The preparation of the materials was a complex process involving quantitative and qualitative judgments and determinations with respect to the financial, comparative and other analytic methods employed and the adaption and application of these methods to the unique facts and circumstances presented and, therefore, is not readily susceptible to partial analysis or summary description. Furthermore, Houlihan Lokey did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. Accordingly, the analyses contained in the materials must be considered as a whole. Selecting portions of the analyses, analytic methods and factors without considering all analyses and factors could create a misleading or incomplete view. The materials reflect judgments and assumptions with regard to industry performance, general business, economic, regulatory, market and financial conditions and other matters, many of which are beyond the control of the participants in the Transaction. Any estimates of value contained in the materials are not necessarily indicative of actual value or predictive of future results or values, which may be significantly more or less favorable. Any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which any assets, businesses or securities may actually be sold. The materials do not constitute a valuation opinion or credit rating. The materials do not address the consideration to be paid or received in, the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Transaction or otherwise. Furthermore, the materials do not address the fairness of any portion or aspect of the Transaction to any party. In preparing the materials, Houlihan Lokey has not conducted any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (contingent or otherwise) of the Company or any other party and has no obligation to evaluate the solvency of the Company or any other party under any law. All budgets, projections, estimates, financial analyses, reports and other information with respect to operations reflected in the materials have been prepared by management of the relevant party or are derived from such budgets, projections, estimates, financial analyses, reports and other information or from other sources, which involve numerous and significant subjective determinations made by management of the relevant party and/or which such management has reviewed and found reasonable. The budgets, projections and estimates contained in the materials may or may not be achieved and differences between projected results and those actually achieved may be material. Houlihan Lokey has relied upon representations made by management of the Company that such budgets, projections and estimates have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management (or, with respect to information obtained from public sources, represent reasonable estimates), and Houlihan Lokey expresses no opinion with respect to such budgets, projections or estimates or the assumptions on which they are based. The scope of the financial analysis contained herein is based on discussions with the Company (including, without limitation, regarding the methodologies to be utilized), and Houlihan Lokey does not make any representation, express or implied, as to the sufficiency or adequacy of such financial analysis or the scope thereof for any particular purpose. Houlihan Lokey has assumed and relied upon the accuracy and completeness of the financial and other information provided to, discussed with or reviewed by it without (and without assuming responsibility for) independent verification of such information, makes no representation or warranty (express or implied) in respect of the accuracy or completeness of such information and has further relied upon the assurances of the Company that it is not aware of any facts or circumstances that would make such information inaccurate or misleading. In addition, Houlihan Lokey has relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company or any other participant in the Transaction since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to, discussed with or reviewed by Houlihan Lokey that would be material to its analyses, and that the final forms of any draft documents reviewed by Houlihan Lokey will not differ in any material respect from such draft documents. The materials are not an offer to sell or a solicitation of an indication of interest to purchase any security, option, commodity, future, loan or currency. The materials do not constitute a commitment by Houlihan Lokey or any of its affiliates to underwrite, subscribe for or place any securities, to extend or arrange credit, or to provide any other services. In the ordinary course of business, certain of Houlihan Lokey’s affiliates and employees, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade or otherwise effect transactions, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, the Company, any Transaction counterparty, any other Transaction participant, any other financially interested party with respect to any transaction, other entities or parties that are mentioned in the materials, or any of the foregoing entities’ or parties’ respective affiliates, subsidiaries, investment funds, portfolio companies and representatives (collectively, the “Interested Parties”), or any currency or commodity that may be involved in the Transaction. Houlihan Lokey provides mergers and acquisitions, restructuring and other advisory and consulting services to clients, which may have in the past included, or may currently or in the future include, one or more Interested Parties, for which services Houlihan Lokey has received, and may receive, compensation. Although Houlihan Lokey in the course of such activities and relationships or otherwise may have acquired, or may in the future acquire, information about one or more Interested Parties or the Transaction, or that otherwise may be of interest to the Board, or the Company, Houlihan Lokey shall have no obligation to, and may not be contractually permitted to, disclose such information, or the fact that Houlihan Lokey is in possession of such information, to the Board, or the Company or to use such information on behalf of the Board, or the Company. Houlihan Lokey’s personnel may make statements or provide advice that is contrary to information contained in the materials. Disclaimer 2

Page 1. Preliminary Financial Analyses 3 2. Preliminary Selected Public Market Observations 18 3. Appendix 26

HIGHLY CONFIDENTIAL Historical and Projected Financial Data Management Projections Source: Company filings, management projections. Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization and Stock-Based Compensation Expense, adjusted for certain non-recurring items. A refers to Actual; CAGR refers to Compound Annual Growth Rate; E refers to Estimated; NMF refers to not meaningful figure; SBC refers to stock-based compensation. Note: Segment revenue may not sum to total revenue due to rounding. 4 ($ in millions, except per share data) CAGR 21A-23A 24E-27E Revenue 4% 19% Adj. EBITDA (22%) 72% NMF Adj. EBITDA – Capex NMF NMF Adj. EBITDA – Capex – SBC NMF Enterprise Provider Life Sciences $243 $259 $244 $207 $283 $369 $436 $91 $104 $119 $123 $138 $150 $160 $78 $80 $82 $86 $91 $98 $104 $413 $442 $445 $416 $512 $617 $700 2021A 2022A 2023A 2024E 2025E 2026E 2027E $27 $6 $16 $22 $62 $92 $110 2021A 2022A 2023A 2024E 2025E 2026E 2027E ($14) ($39) ($12) ($2) $38 $68 $85 2021A 2022A 2023A 2024E 2025E 2026E 2027E ($61) ($108) ($59) ($46) $7 $36 $54 2021A 2022A 2023A 2024E 2025E 2026E 2027E

HIGHLY CONFIDENTIAL Illustrative Benchmarking Management Projections vs. Digital Health Companies Source: Company filings, management projections, FactSet, Capital IQ, Bloomberg as of 6/18/2024. A refers to Actual; CAGR refers to Compound Annual Growth Rate; E refers to Estimated. (1) On 1/20/23, Evolent Health completed the acquisition of National Imaging Associates, Inc. Historical figures do not reflect results pro forma for the acquisition. (2) On 3/20/24, Alight, Inc. announced an agreement to sell its payroll and professional services business, which it classified as discontinued operations. Results include contributions from discontinued operations. 5 ($ in millions, except per share data) [1] Savanna 32% 30% 19% 13% 11% 8% 4% 1% [2] Savanna 22% 18% 18% 18% 15% 12% 4% 4% [2] 1 2 3 4 5 6 7 8 1 2 3 4 5 6 7 8 2021A – 2023A Revenue CAGR (Descending Order) 2024E – 2026E Revenue CAGR (Descending Order)

HIGHLY CONFIDENTIAL Financial Projections Comparison: Management Projections vs. Consensus 6 ($ in millions, except per share data) Source: Management projections. Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization and Stock-Based Compensation Expense, adjusted for certain non-recurring items. E refers to Estimated; NA refers to not available; YoY refers to Year over Year. (1) Only Morgan Stanley forecasts out to 2026E. Management Revenue Projections Consensus Revenue Estimates Management Adj. EBITDA Projections Consensus Adj. EBITDA Estimates YoY Growth Enterprise Provider Life Sciences Adj. EBITDA Margin Adj. EBITDA 15% (6%) 23% 20% 5% 12% $22 $62 $92 $110 2024E 2025E 2026E 2027E $207 $283 $369 $436 $123 $138 $150 $160 $86 $91 $98 $104 $416 $512 $617 $700 2024E 2025E 2026E 2027E 14% 16% (12%) 9% 6% 0% 3% 10% $198 $216 $233 $120 $132 $142 $75 $81 $81 $393 $429 $456 2024E 2025E 2026E 2027E NA $2 $12 $44 2024E 2025E 2026E 2027E NA (1) (1)

HIGHLY CONFIDENTIAL Sources: Company filings, management projections. Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization and Stock-Based Compensation Expense, adjusted for certain non-recurring items. E refers to Estimated. 7 ($ in millions) Revenue Adj. EBITDA Adj. EBITDA – Capex Historical and Projected Financial Data Management Projections from 2021 – 2024 vs Actual Performance $413 $442 $445 $396 $512 $629 $443 $532 $620 $455 $487 $521 $416 $512 $617 $700 $350 $400 $450 $500 $550 $600 $650 $700 $750 2021E 2022E 2023E 2024E 2025E 2026E 2027E Actuals 2021 Forecast 2022 Forecast 2023 Forecast 2024 Forecast $31 $60 $100 $16 $41 $83 $29 $54 $64 $22 $62 $92 $110 $27 $6 $16 $0 $20 $40 $60 $80 $100 $120 2021E 2022E 2023E 2024E 2025E 2026E 2027E ($26) $6 $45 ($3) $22 $32 ($2) $38 $68 $85 ($14) ($39) ($12) ($60) ($20) $20 $60 2021E 2022E 2023E 2024E 2025E 2026E 2027E

HIGHLY CONFIDENTIAL 8 Market Backdrop Since Closing of de-SPAC Transaction (7/2/21) Digital Health Valuation Multiples: EV / NTM Revenue Revenue multiples have normalized at significantly lower levels since Savanna went public in 2021 Source: Capital IQ as of 6/18/24. Note: Figures shown on this page are sourced directly from Capital IQ for illustrative purposes and therefore may differ from figures shown on other pages. Note: Multiples <0x or >25x considered NMF. EV refers to Enterprise Value; NMF refers to not meaningful figure; NTM refers to Next Twelve Months. (1) The Company completed the de-SPAC transaction on 7/1/21 and began trading on the Nasdaq under ticker “SHCR” on 7/2/21. (2) Includes ACCD, ALIT, AMWL, EVH, HCAT, PHR, and TDOC. 0.0x 2.0x 4.0x 6.0x 8.0x 10.0x 12.0x Jul-21 Sep-21 Nov-21 Jan-22 Mar-22 May-22 Jul-22 Sep-22 Nov-22 Jan-23 Mar-23 May-23 Jul-23 Sep-23 Nov-23 Jan-24 Mar-24 May-24 Sharecare, Inc. Selected Companies Index² Since Two-Year One-Year YTD Current de-SPAC¹ Average Average Average (6/18/24) Sharecare, Inc. 1.6x 0.9x 0.6x 0.6x 0.6x Selected Companies Index² 3.0x 1.9x 1.7x 1.6x 1.1x

HIGHLY CONFIDENTIAL 9 Market Backdrop Since Closing of de-SPAC Transaction (7/2/21) Digital Health Valuation Multiples: EV / NTM EBITDA EBITDA multiples have normalized at significantly lower levels since Savanna went public in 2021 Source: Capital IQ as of 6/18/24. Note: Figures shown on this page are sourced directly from Capital IQ for illustrative purposes and therefore may differ from figures shown on other pages. Note: Multiples <0x or >100x considered NMF. Note: Since reporting first quarter earnings on 5/9/24, Sharecare consensus NTM EBITDA estimates fell to ($7.2) million, resulting in a not meaningful multiple. Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization and Stock-Based Compensation Expense, adjusted for certain non-recurring items. EV refers to Enterprise Value; NMF refers to not meaningful figure; NTM refers to Next Twelve Months. (1) The Company completed the de-SPAC transaction on 7/1/21 and began trading on the Nasdaq under ticker “SHCR” on 7/2/21. (2) Includes ACCD, ALIT, AMWL, EVH, HCAT, PHR, and TDOC. 0.0x 20.0x 40.0x 60.0x 80.0x 100.0x 120.0x Jul-21 Sep-21 Nov-21 Jan-22 Mar-22 May-22 Jul-22 Sep-22 Nov-22 Jan-23 Mar-23 May-23 Jul-23 Sep-23 Nov-23 Jan-24 Mar-24 May-24 Sharecare, Inc. Selected Companies Index² Since Two-Year One-Year YTD Current de-SPAC¹ Average Average Average (6/18/24) Sharecare, Inc. 22.9x 14.9x 9.3x 8.9x NMF Selected Companies Index² 23.5x 17.3x 14.6x 14.0x 11.1x

HIGHLY CONFIDENTIAL Enterprise Value(1) $284 $487 $6,859 -$166 $3,255 $307 $1,153 $2,286 Market Cap.(1) $334 $515 $4,319 $130 $2,656 $406 $1,216 $1,845 LTM Share Perf. (53%) (54%) (19%) (84%) (23%) (49%) (39%) (59%) Inst. Ownership 35% 79% 82% 38% 109% 88% 94% 74% Preliminary Digital Health Industry Benchmarking Valuation Metrics EV / 2024E Revenue EV / 2024E Revenue / 2023A – 2024E Revenue Growth Source: Capital IQ as of 6/18/2024, Wall Street research. Multiples <0x or >100x considered NMF. Note: Savanna metrics based on Street consensus estimates; A refers to Actual; E refers to Estimated; Adjusted EBITDA refers to earnings before interest, taxes, depreciation and amortization, adjusted for certain non-recurring items. (1) Based on diluted shares. Based on closing prices as of 6/18/2024. (2) Median excludes Savanna. EV / 2024E EBITDA 10 Savanna Consensus Savanna Consensus Savanna Consensus Median(2): 1.1x Median(2): 0.20x Median(2): 10.6x Savanna Savanna Management Savanna Management Savanna Management ($ in millions, except per share data) 0.7x 0.7x 2.8x 2.0x 1.3x 1.0x 1.0x 0.9x NMF NMF NMF 0.82x 0.40x 0.25x 0.15x 0.06x 0.04x NMF NMF 14.4x 13.2x 12.4x 8.8x 6.2x NMF NMF NMF

HIGHLY CONFIDENTIAL 44% 46% 71% 71% 50% 49% 35% 34% 19% 0% 5% 22% 14% 10% 8% 4% 3% (60%) $393 $416 $3,492 $2,659 $2,576 $478 $415 $308 $261 Enterprise Value(1) $284 $487 $6,859 -$166 $3,255 $307 $1,153 $2,286 Market Cap.(1) $334 $515 $4,319 $130 $2,656 $406 $1,216 $1,845 Preliminary Digital Health Industry Benchmarking Operating Metrics Source: Capital IQ as of 6/18/2024. Wall Street research. Metrics <0 considered NM. Note: Savanna metrics based on Street consensus estimates; A refers to Actual; E refers to Estimated; Adjusted EBITDA refers to earnings before interest, taxes, depreciation and amortization, adjusted for certain non-recurring items. (1) Based on diluted shares. Based on closing prices as of 6/18/2024. (2) Median excludes Savanna. (3) Reflects gross margin estimate for fiscal year ending February 2025. 2024E Revenue & 2024E / 2025E Revenue Growth 2024E Gross Profit & Gross Margin 2024E Adj. EBITDA & Adj. EBITDA Margin 11 (12%) / 9% 2% / 6% 2% / 4% 30% / 15% 18% / 18% 19% / 18% 4% / 12% 1% / 24% $173 $295 $1,881 $154 $232 $92 $1,197 $487 $2 $783 $366 $247 $25 $18 $13 ($158) Savanna Median(2): $478 4% / 15% Median(2): 8% / $25 Median(2): 49% / $295 Savanna Consensus Savanna Consensus Savanna Consensus Savanna Management Savanna Management Savanna Management $22 $192 (6%) / 23% ($ in millions, except per share data) (3)

HIGHLY CONFIDENTIAL Summary of Preliminary Financial Analysis Implied Prices Per Share Source: Company filings, Savanna management projections. 12 PRESENT VALUE Current Share Price (6/18/2024): $0.80 Preliminary Discounted Cash Flow Analysis ‒ Terminal EBITDA multiple: 6.0x – 9.0x ‒ WACC: 11.5% – 12.5% ‒ Present values as of 6/19/24 Preliminary Selected Companies Analysis (2025E Revenue Multiples) ‒ 0.75x – 1.25x 2025E Revenue Preliminary Selected Companies Analysis (2024E Revenue Multiples) ‒ 1.00x – 1.75x 2024E Revenue Preliminary Selected Companies Analysis (2025E EBITDA Multiples) ‒ 7.0x – 10.0x 2025E Adj. EBITDA Preliminary Selected Companies Analysis (2024E EBITDA Multiples) ‒ 11.0x – 13.0x 2024E Adj. EBITDA $1.16 $1.08 $0.97 $0.64 $1.04 $1.75 $1.60 $1.65 $0.88 $1.82 Altaris Proposal (6/20/2024): $1.43

HIGHLY CONFIDENTIAL Illustrative Analysis at Various Prices 13 Source: Company filings, Savanna management projections, Capital IQ as of 6/18/2024. Metrics <0 considered NM. Note: A refers to Actual; E refers to Estimated; Adjusted EBITDA refers to earnings before interest, taxes, depreciation and amortization, adjusted for certain non-recurring items. (1) Savanna Management estimates; (2) Non-Controlling Interest reflects a minimum of $0. Non-Controlling Interest as of 3/31/24 is ($0.3) million, per Savanna management; (3) Based on U.S. announced software transactions since June 2023, 25th – 75th percentile of 1-month premiums. ($ and shares in millions, except per share data) Digital Health Median 2024E Revenue Multiple Premiums Paid – U.S. Public Tech Companies, LTM(3) Digital Health Median 2024E EBITDA Multiple $0.99 - $1.24 $1.17 $0.62 Altaris Proposal: $1.43 24% 55% 2024E Median: 10.6x 2024E Median: 1.14x Current Illustrative Share Prices Price Per Share $0.80 $1.20 $1.30 $1.40 $1.43 $1.50 $1.60 $1.70 $1.80 $1.90 Fully Diluted Shares (6/6/2024A)(1) 440.8 444.3 446.1 447.7 448.2 450.5 454.2 457.5 460.4 463.0 Equity Value $353 $533 $580 $627 $641 $676 $727 $778 $829 $880 Less: Net Cash (4/30/2023A) (94) (94) (94) (94) (94) (94) (94) (94) (94) (94) Plus: Minority Interest (4/30/2023A)(2) - - - - - - - - - - Plus: Preferred Equity (4/30/2023A) 50 50 50 50 50 50 50 50 50 50 Enterprise Value $308.7 $489.2 $536.1 $582.9 $597.0 $631.9 $682.9 $733.9 $784.9 $835.9 Premium / (Discount) to: Metric Current Share Price (6/18/2024) $0.80 - 50% 63% 75% 79% 88% 100% 113% 125% 138% 52-Week High (7/17/2023) $1.80 (56%) (33%) (28%) (22%) (21%) (17%) (11%) (6%) 0% 6% 52-Week Low (4/1/2024) $0.48 66% 149% 170% 191% 197% 212% 233% 253% 274% 295% EV / Revenue 2024E(1) $416 0.7x 1.2x 1.3x 1.4x 1.4x 1.5x 1.6x 1.8x 1.9x 2.0x 2025E(1) $512 0.6x 1.0x 1.0x 1.1x 1.2x 1.2x 1.3x 1.4x 1.5x 1.6x EV / Adj. EBITDA 2024E(1) $22 14.4x 22.8x 24.9x 27.1x 27.8x 29.4x 31.8x 34.1x 36.5x 38.9x 2025E(1) $62 5.0x 7.9x 8.7x 9.4x 9.7x 10.2x 11.1x 11.9x 12.7x 13.5x

HIGHLY CONFIDENTIAL 14 Preliminary Financial Analysis Summary (cont’d) Source: Savanna management. Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization and Stock-Based Compensation Expense, adjusted for certain non-recurring items. CY refers to Calendar Year; E refers to Estimated; PV refers to Present Value. (1) Per Savanna management. (2) Based on the present value of future Federal and State net operating loss usage discounted at a cost of equity of 13.5%. Per Savanna management, there are $439.0 million of Federal NOLs and $418.2 million of State NOLs outstanding as of 12/31/23. Of the $439.0 million of Federal NOLs, Savanna management has indicated that $45.7 million are subject to Section 382 limitations. For purposes of the Discounted Cash Flow Analysis, NOLs are applied during the period from 2024E to 2027E to reduce tax payments to $0. The implied value attributable to the remaining balance of the NOLs is then discounted to present value for the high end of the range. For purposes of the Selected Companies Analysis, the low end and high end of the multiples approaches have been sensitized to include 0% of the value at the low end and 100% of the implied present value at the high end. (3) Represents liquidation preference of Series A redeemable preferred stock, convertible above $10.00 per share. (4) Non-Controlling Interest reflects a minimum of $0. Non-Controlling Interest as of 3/31/24 is ($0.3) million, per Savanna management. (5) Based on (i) ~362.4 million gross common shares outstanding less ~3.2 million shares subject to an earnout with a hurdle of $12.00 per share, (ii) ~89.4 million options to purchase common stock (to the extent in the money, based on the treasury method), (iii) ~70.4 million restricted stock units, and (iv) ~10.9 million performance stock units as of 6/6/24, per Savanna management. ($ in millions, except per share data) Selected Companies Selected Companies Selected Companies Selected Companies Discounted Cash Flow Analysis Analysis Analysis Analysis Analysis CY 2024E CY 2024E CY 2025E CY 2025E Terminal EBITDA Multiple Total Revenue Adjusted EBITDA Total Revenue Adjusted EBITDA 6.0x -- 9.0x Discount Rate Corresponding Base Amount $416.4 $21.5 $512.3 $61.7 11.5% -- 12.5% Selected Multiples Range 1.00x -- 1.75x 11.0x -- 13.0x 0.75x -- 1.25x 7.0x -- 10.0x Implied Enterprise Value Reference Range $416.4 -- $728.6 $236.5 -- $279.5 $384.2 -- $640.3 $431.9 -- $617.1 $469.7 -- $709.3 Cash & Cash Equivalents as of 4/30/24 [1] 94.6 -- 94.6 94.6 -- 94.6 94.6 -- 94.6 94.6 -- 94.6 94.6 -- 94.6 PV of Net Operating Losses as of 6/19/24 [2] 0.0 -- 66.3 0.0 -- 66.3 0.0 -- 66.3 0.0 -- 66.3 0.0 -- 48.9 Implied Total Enterprise Value Reference Range $511.0 -- $889.6 $331.1 -- $440.4 $478.8 -- $801.3 $526.5 -- $778.0 $564.3 -- $852.8 Total Debt as of 4/30/24 [1] (0.7) -- (0.7) (0.7) -- (0.7) (0.7) -- (0.7) (0.7) -- (0.7) (0.7) -- (0.7) Preferred Stock as of 4/30/24 [1] [3] (50.0) -- (50.0) (50.0) -- (50.0) (50.0) -- (50.0) (50.0) -- (50.0) (50.0) -- (50.0) Non-Controlling Interest as of 4/30/24 [1] [4] 0.0 -- 0.0 0.0 -- 0.0 0.0 -- 0.0 0.0 -- 0.0 0.0 -- 0.0 Implied Total Equity Value Reference Range $460.3 -- $838.9 $280.4 -- $389.7 $428.1 -- $750.6 $475.8 -- $727.3 $513.6 -- $802.1 Shares Outstanding [1] [5] 440.9 -- 461.0 440.8 -- 440.8 440.8 -- 455.8 441.6 -- 454.3 443.4 -- 459.0 Implied Per Share Reference Range $1.04 -- $1.82 $0.64 -- $0.88 $0.97 -- $1.65 $1.08 -- $1.60 $1.16 -- $1.75

HIGHLY CONFIDENTIAL 15 Preliminary Selected Savanna Historical and Projected Financial Data Source: Savanna management. Adjusted EBIT refers to Earnings Before Interest and Taxes, adjusted for certain non-recurring items. Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization and Stock-Based Compensation Expense, adjusted for certain non-recurring items. CAGR refers to Compound Annual Growth Rate; E refers to Estimated; LTM refers to Latest 12 Months; NMF refers to not meaningful figure; R&D refers to Research & Development. (1) Total Adjustments: (2) Reflects purchase of property and equipment and capitalized internal-use software costs. ($ in millions) Calendar Year Ended December 31, LTM Ended Calendar Year Ending December 31, CAGR 2021 2022 2023 3/31/2024 2024E 2025E 2026E 2027E 2023 to 2027E Total Revenue $412.9 $442.5 $445.3 $419.6 $416.4 $512.3 $616.8 $700.1 12.0% Growth % 25.6% 7.2% 0.6% -6.5% 23.0% 20.4% 13.5% Cost of Revenue (202.9) (234.8) (249.5) (233.1) (224.5) (261.9) (316.6) (362.9) Gross Profit $210.0 $207.7 $195.8 $186.5 $191.9 $250.4 $300.2 $337.2 Margin % 50.9% 46.9% 44.0% 44.4% 46.1% 48.9% 48.7% 48.2% Sales & Marketing (47.8) (50.4) (48.4) (45.7) (45.5) (51.3) (55.1) (62.2) General & Administrative (77.9) (88.9) (83.4) (81.3) (79.3) (92.6) (103.0) (111.2) Product & Technology (57.3) (56.4) (46.0) (45.3) (45.3) (44.8) (50.0) (53.8) Total Operating Expenses (183.0) (195.8) (177.8) (172.3) (170.0) (188.7) (208.0) (227.3) Other 0.0 (6.1) (1.6) (1.0) (0.3) 0.0 0.0 0.0 Adjusted EBITDA [1] $27.0 $5.8 $16.5 $13.1 $21.5 $61.7 $92.2 $109.9 60.7% Margin % 6.5% 1.3% 3.7% 3.1% 5.2% 12.0% 14.9% 15.7% Growth % 273.2% -78.5% 183.9% 30.5% 187.0% 49.4% 19.2% Stock-Based Compensation (46.8) (69.6) (46.9) (50.6) (44.4) (31.5) (31.5) (31.5) Depreciation & Amortization (32.6) (45.3) (61.2) (59.8) (50.3) (36.8) (27.3) (25.3) Adjusted EBIT ($52.4) ($109.1) ($91.7) ($97.2) ($73.2) ($6.6) $33.4 $53.1 NMF Margin % -12.7% -24.7% -20.6% -23.2% -17.6% -1.3% 5.4% 7.6% Growth % NMF NMF NMF NMF NMF NMF 59.1% Additional Financial Information Capital Expenditures [2] ($40.8) ($44.4) ($28.8) ($28.8) ($23.4) ($23.7) ($24.3) ($24.7) Acquisitions ($71.6) $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 Change in Net Working Capital ($21.2) ($9.2) $15.6 $6.4 ($9.5) ($3.5) ($10.4) ($7.6) Depreciation & Amortization $32.6 $45.3 $61.2 $59.8 $50.3 $36.8 $27.3 $25.3 Stock-Based Compensation 46.8 69.6 46.9 50.6 44.4 31.5 31.5 31.5 Warrants Issued with Revenue Contracts 0.1 0.1 0.0 0.1 Amortization of Non-Cash Payment for R&D 1.2 2.5 4.8 3.6 Non-Operating, Non-Recurring Costs 10.6 11.1 5.9 6.3 16.8 2.0 2.0 2.0 Reorganizational and Severance Costs 1.5 10.8 32.0 26.3 1.5 1.0 1.0 1.0 Acquisition-Related Costs 19.7 5.8 1.7 2.5 Total Adjustments $112.5 $145.1 $152.5 $149.1 $113.0 $71.3 $61.8 $59.8

HIGHLY CONFIDENTIAL 16 Preliminary Selected Companies Analysis Source: Company filings, Capital IQ as of 6/18/24, Bloomberg, Wall Street research. Multiples <0x or >20x considered NMF. Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization and Stock-Based Compensation Expense, adjusted for certain non-recurring items. CY refers to Calendar Year; E refers to Estimated; NMF refers to not meaningful figure. (1) Enterprise Value equals equity market value + debt outstanding + preferred stock + minority interests – cash and cash equivalents. (2) Based on closing prices as of 6/18/24. (3) Based on diluted shares. (4) Multiples based on forward looking financial information have been calendarized to the Company’s fiscal year end of December 31st. (5) Results include contributions from discontinued operations, following announcement of the sale of the payroll and professional services business on May 20, 2024. ($ in millions, except per share data) Share Equity Market Enterprise Enterprise Value [1] to Revenue Enterprise Value [1] to Adjusted EBITDA Selected Company Price [2] Value [2] [3] Value [2] [3] CY 2024E [4] CY 2025E [4] CY 2026E [4] CY 2024E [4] CY 2025E [4] CY 2026E [4] Accolade, Inc. $6.15 514.8 486.7 1.02x 0.87x 0.74x NMF 14.8x 8.5x Alight, Inc. [5] $7.37 4,319.3 6,859.3 1.96x 1.86x 1.80x 8.8x 7.9x 7.2x American Well Corporation $0.37 129.5 (166.4) NMF NMF NMF NMF NMF NMF Evolent Health, Inc. $22.07 2,655.9 3,255.4 1.26x 1.10x 0.96x 13.2x 10.1x 8.4x Health Catalyst, Inc. $6.34 406.3 306.9 1.00x 0.89x 0.79x 12.4x 8.2x 5.9x Phreesia, Inc. $19.50 1,215.8 1,152.7 2.78x 2.35x 2.01x NMF NMF 16.4x Teladoc Health, Inc. $10.09 1,844.8 2,286.4 0.86x 0.83x 0.80x 6.2x 5.5x 5.1x Low 0.86x 0.83x 0.74x 6.2x 5.5x 5.1x High 2.78x 2.35x 2.01x 13.2x 14.8x 16.4x Median 1.14x 0.99x 0.88x 10.6x 8.2x 7.8x Mean 1.48x 1.32x 1.18x 10.1x 9.3x 8.6x Savanna $0.80 $334.5 $284.4 0.72x 0.66x 0.62x NMF 22.8x 6.4x

HIGHLY CONFIDENTIAL 17 Preliminary Discounted Cash Flow Analysis Source: Savanna management projections. Note: Present values as of 6/19/24; mid-year convention applied. Refer to WACC calculation for derivation of discount rate. Adjusted EBIT refers to Earnings Before Interest and Taxes, adjusted for certain non-recurring items. Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization and Stock-Based Compensation Expense, adjusted for certain non-recurring items. CY refers to Calendar Year; E refers to Estimated; PV refers to Present Value; Q refers to Quarter. (1) Represents 66.7% of Q2 2024E projections, plus the remaining 6 months of CY 2024E projected information, per Savanna management. (2) Cash Taxes paid assumed to be offset by tax benefit from net operating losses in CY 2026E and CY 2027E, per Savanna management. (3) Implied from corresponding discount rate and 2027E Adjusted EBITDA multiple. ($ in millions) Projected Calendar Year Ending December 31, 2024E [1] 2025E 2026E 2027E Total Revenue $295.0 $512.3 $616.8 $700.1 Growth % 23.0% 20.4% 13.5% Cost of Revenue (157.6) (261.9) (316.6) (362.9) Discount Rate 6.0x 7.5x 9.0x Sales & Marketing (30.2) (51.3) (55.1) (62.2) 11.50% 5.4% 6.5% 7.3% General & Administrative (53.6) (92.6) (103.0) (111.2) 11.75% 5.6% 6.8% 7.6% Product & Technology (29.5) (44.8) (50.0) (53.8) 12.00% 5.8% 7.0% 7.8% Other (0.1) 0.0 0.0 0.0 12.25% 6.0% 7.2% 8.0% Adjusted EBITDA $24.0 $61.7 $92.2 $109.9 12.50% 6.3% 7.5% 8.3% Margin % 8.1% 12.0% 14.9% 15.7% Depreciation & Amortization (32.5) (36.8) (27.3) (25.3) Stock-Based Compensation (26.9) (31.5) (31.5) (31.5) Adjusted EBIT ($35.5) ($6.6) $33.4 $53.1 Taxes [2] 0.0 0.0 0.0 0.0 Discount Rate 6.0x 7.5x 9.0x Unlevered Earnings ($35.5) ($6.6) $33.4 $53.1 11.50% 92.6% 94.0% 94.9% Depreciation & Amortization 32.5 36.8 27.3 25.3 11.75% 92.6% 94.0% 94.9% Capital Expenditures (16.2) (23.7) (24.3) (24.7) 12.00% 92.6% 94.0% 94.9% Change in Net Working Capital (2.5) (3.5) (10.4) (7.6) 12.25% 92.6% 94.0% 94.9% Unlevered Free Cash Flows ($21.5) $3.0 $26.1 $46.2 12.50% 92.6% 94.0% 95.0% Present Value PV of Terminal Value of Cash Flows as a Multiple of Implied Enterprise Value (2024E - 2027E) 2027E Adjusted EBITDA Discount Rate 6.0x 7.5x 9.0x 6.0x 7.5x 9.0x 11.50% $35.9 $448.9 $561.2 $673.4 $484.9 $597.1 $709.3 11.75% $35.6 $445.4 $556.7 $668.1 $481.0 $592.4 $703.7 12.00% $35.3 + $441.9 $552.4 $662.8 = $477.2 $587.7 $698.1 12.25% $35.0 $438.4 $548.0 $657.6 $473.4 $583.0 $692.6 12.50% $34.7 $435.0 $543.7 $652.5 $469.7 $578.4 $687.2 Implied Perpetual Growth Rate [3] PV of Terminal Value as a % of Enterprise Value

Page 1. Preliminary Financial Analyses 3 2. Preliminary Selected Public Market Observations 18 3. Appendix 26

HIGHLY CONFIDENTIAL 19 Trading Market Snapshot Public Market Trading Overview 1-Day 5-Day 10-Day 20-Day 30-Day 1-Month 3-Month 6-Month 9-Month 12-Month $0.80 $0.82 $0.84 $0.83 $0.81 $0.83 $0.76 $0.82 $0.87 $0.94 Historical VWAP10 (As of 6/18/24) Sources: Bloomberg, Capital IQ, and public filings. Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization and Stock-Based Compensation Expense, adjusted for certain non-recurring items. CY refers to Calendar Year; E refers to Estimated; NMF refers to not meaningful figure. (1) Per the Company's Form 10-Q for the period ended 3/31/24. (2) Reflects dilutive impact of (i) ~18.7 million warrants to purchase common stock as of 3/31/24 (to the extent in the money, based on the treasury method), (ii) ~89.5 million options to purchase common stock as of 3/31/24 (to the extent in the money, based on the treasury method), and (iii) ~55.8 million restricted stock units as of 3/31/24. (3) Reflects book value, net of debt discount and deferred financing costs. (4) Assumes conversion of Series A preferred stock to common stock. The aggregate liquidation preference of the Series A preferred stock is $50 million. (5) Per Capital IQ. (6) Per Bloomberg. (7) Per public filings. (8) Represents common shares outstanding excluding those held by current and former directors and executive officers. Does not reflect share acquisitions or disposals not publicly disclosed as of 6/18/24. (9) Reflects consensus analyst estimates per Bloomberg. (10) VWAP based on cumulative trading activity over designated number of trading days (based on intraday trading) per Bloomberg as of 6/18/24. (shares outstanding and $ in millions, except per share data and where otherwise noted) ($ per share in actuals) Public Market Enterprise Value Derivation Selected Market Information as of June 18, 2024 Closing Stock Price as of June 18, 2024 $0.80 1-Month Average [5] $0.84 Common Shares Outstanding [1] 362.4 3-Month Average [5] $0.78 Dilutive Shares [1] [2] 55.8 6-Month Average [5] $0.90 Fully Diluted Shares 418.2 52-Week High (7/17/23) [5] $1.80 Market Value of Equity $334.5 52-Week Low (4/1/24) [5] $0.48 Debt [1] [3] 0.6 Preferred Stock [4] 50.0 90-Day Average Daily Trading Volume (in millions) [5] 2.5 Non-Controlling Interest [1] (0.3) % of Total Shares Outstanding 0.7% Total Cash and Cash Equivalents [1] (100.3) 90-Day Average Daily Trading Value (in millions) [5] $1.88 Public Market Enterprise Value $284.4 % of Market Value of Equity 0.6% Number of Analysts Covering the Company [6] 4 Total Public Float [7] [8] 344.0 % of Total Shares Outstanding 94.9% Implied Multiples CY 2024E [9] CY 2025E [9] CY 2026E [9] Enterprise Value / Total Revenue 0.72x 0.66x 0.62x Enterprise Value / Adjusted EBITDA NMF 22.8x 6.4x

HIGHLY CONFIDENTIAL Selected Events 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 $10.00 Jul-21 Sep-21 Nov-21 Jan-22 Mar-22 May-22 Jul-22 Sep-22 Nov-22 Jan-23 Mar-23 May-23 Jul-23 Sep-23 Nov-23 Jan-24 Mar-24 May-24 Daily Trading Volume Sharecare, Inc. Current Stock Price [2] Closing Stock Price (dollars per share) Daily Volume (millions) Timeline and Stock Trading History Since Closing of de-SPAC Transaction (7/2/21)1 20 Event Date Comment A 7/2/21 Sharecare, Inc. begins trading on the Nasdaq after completing the acquisition of Falcon Capital Acquisition Corp. in a reverse merger transaction. B 8/11/21 The Company announces the acquisition of CareLinx, a nationwide home care platform. Concurrently, the Company announces Q2 CY 2021 earnings, reporting $98.5 million of revenue (vs. $78.2 million in the prior year period) and adjusted EBITDA of $6.6 million (vs. $7.9 million in the prior year period). C 11/10/21 The Company announces Q3 CY 2021 earnings, reporting $105.6 million of revenue (vs. $80.2 million in the prior year period) and adjusted EBITDA of $7.9 million (vs. $13.3 million in the prior year period). D 3/31/22 The Company announces Q4 and full CY 2021 earnings, achieving full year revenue of $412.8 million (vs. $328.8 million in the prior year period) and adjusted EBITDA of $27.0 million (vs. $32.3 million in the prior year period). E 5/12/22 The Company announces Q1 CY 2022 earnings, reporting $100.7 million of revenue (vs. $90.2 million in the prior year period) and adjusted EBITDA of $0.2 million (vs. $7.1 million in the prior year period). Concurrently, the Company announces a $50 million share repurchase program. F 8/10/22 The Company announces the initiation of a strategic review of its non-enterprise businesses concurrently with Q2 CY 2022 earnings, reporting $103.8 million of revenue (vs. $98.5 million in the prior year period) and adjusted EBITDA of $2.1 million (vs. $6.6 million in the prior year period). Withdraws CY 2022 guidance. G 11/10/22 The Company announces Q3 CY 2022 earnings, reporting $114.6 million of revenue (vs. $105.6 million in the prior year period) and adjusted EBITDA of $7.2 million (vs. $7.9 million in the prior year period). H 3/29/23 The Company announces Q4 and full CY 2022 earnings, achieving full year revenue of $442.4 million (vs. $412.8 million in the prior year period) and adjusted EBITDA of $5.8 million (vs. $27.0 million in the prior year period). The Company provides CY 2023 revenue and adjusted EBITDA guidance of $450 to $460 million and $25 to $30 million, respectively. A B C F D E Current Stock Price2: $0.80 Event Date Comment I 5/10/23 The Company announces Q1 CY 2023 earnings, reporting $116.3 million of revenue (vs. $100.7 million in the prior year period) and adjusted EBITDA of $2.1 million (vs. $0.2 million in the prior year period). J 5/31/23 The Company announces that it completed the strategic review process initiated in 2022, concluding to continue executing on the Company's strategic plan to drive growth and efficiencies across all three business channels. The Board re-authorizes a $50 million stock repurchase program. K 8/9/23 The Company announces Q2 CY 2023 earnings, reporting $110.4 million of revenue (vs. $103.8 million in the prior year period) and adjusted EBITDA of $3.8 million (vs. $2.1 million in the prior year period). L 10/12/23 The Company announces the receipt of an unsolicited preliminary non-binding proposal from Claritas Capital to acquire all of the outstanding shares of common stock of the Company, not already beneficially owned by Claritas Capital and its affiliated funds, for cash consideration of between $1.35 and $1.80 per share. M 11/9/23 The Company announces Q3 CY 2023 earnings, reporting $113.3 million of revenue (vs. $114.6 million in the prior year period) and adjusted EBITDA of $9.6 million (vs. $5.2 million3 in the prior year period). Announces new CEO beginning 1/2/24. N 3/12/24 The Company announces it will delay Q4 and full CY 2023 earnings from 3/13/24 to 3/28/24 and that its Board formed a special committee of independent directors to evaluate multiple proposals for a potential sale and other alternatives. O 3/28/24 The Company announces Q4 and full CY 2023 earnings, achieving full year revenue of $445.3 million (vs. $442.4 million in the prior year period) and adjusted EBITDA of $16.5 million (vs. $5.8 million in the prior year period). P 5/9/24 The Company announces it is conducting a strategic review, which includes discussions with multiple bidders for a potential sale. Concurrently, the Company announces Q1 CY 2024 earnings, reporting $90.9 million of revenue (vs. $116.3 million in the prior year period) and adjusted EBITDA of ($2.7) million (vs. $0.6 million in the prior year period). G H I K J L M Sources: Capital IQ and public filings. Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization and Stock-Based Compensation Expense, adjusted for certain non-recurring items. CY refers to Calendar Year; Q refers to Quarter. (1) The Company completed the de-SPAC transaction on 7/1/21 and began trading on the Nasdaq under ticker “SHCR” on 7/2/21. (2) As of 6/18/24 close. (3) Q3 CY 2022 Adjusted EBITDA was recasted from $7.2 million to $5.2 million, reflecting the Company’s updated computation methodology effective 9/30/23. N O P

HIGHLY CONFIDENTIAL Last Twelve Months Last Nine Months Last Six Months Last Three Months 21 Selected Historical Trading Activity As of 6/18/24 Volume: 381.7 million VWAP1: $0.94 Volume: 264.9 million VWAP1: $0.87 Volume: 203.3 million VWAP1: $0.82 Volume: 151.5 million VWAP1: $0.76 16.9% 54.9% 19.5% 3.6% 4.8% 0.1% $0.50- $0.75 $0.75- $1.00 $1.00- $1.25 $1.25- $1.50 $1.50- $1.75 $1.75- $2.00 24.4% 55.7% 19.9% 0.0% 0.0% 0.0% $0.50- $0.75 $0.75- $1.00 $1.00- $1.25 $1.25- $1.50 $1.50- $1.75 $1.75- $2.00 31.8% 55.1% 13.1% 0.0% 0.0% 0.0% $0.50- $0.75 $0.75- $1.00 $1.00- $1.25 $1.25- $1.50 $1.50- $1.75 $1.75- $2.00 42.7% 57.3% 0.0% 0.0% 0.0% 0.0% $0.50- $0.75 $0.75- $1.00 $1.00- $1.25 $1.25- $1.50 $1.50- $1.75 $1.75- $2.00 Source: Bloomberg as of 6/18/24. VWAP refers to Volume Weighted Average Price. (1) Based on VWAP over specified period (last twelve months, last nine months, last six months, or last three months). Reference to “Month” is based on Calendar months. VWAP in dollars.

HIGHLY CONFIDENTIAL 22 Relative Total Shareholder Return Information Since Closing of de-SPAC Transaction (7/2/21)1 32.0% 24.9% -64.3% -91.4% -100% -75% -50% -25% 0% 25% 50% Jul-21 Oct-21 Jan-22 Apr-22 Jul-22 Oct-22 Jan-23 Apr-23 Jul-23 Oct-23 Jan-24 Apr-24 Sharecare, Inc. S&P 500 Index (Total Return) Nasdaq Composite Index (Total Return) Selected Companies Index² Source: Capital IQ as of 6/18/24. (1) The Company completed the de-SPAC transaction on 7/1/21 and began trading on the Nasdaq under ticker “SHCR” on 7/2/21. (2) Includes ACCD, ALIT, AMWL, EVH, HCAT, PHR, and TDOC. Since Two-Year One-Year de-SPAC1 Return Return Sharecare, Inc. -91.4% -59.4% -52.9% S&P 500 Index (Total Return) 32.0% 50.5% 26.9% Nasdaq Composite Index (Total Return) 24.9% 64.1% 31.7% Selected Companies Index² -64.3% -33.4% -46.6%

HIGHLY CONFIDENTIAL $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 Mar-23 May-23 Jul-23 Sep-23 Nov-23 Jan-24 Mar-24 May-24 Mean Analyst Price Target Share Price 23 Savanna Analyst Perspectives Wall Street Price Targets Consensus Price Targets vs. Stock Price Analyst Recommendation $1.92 $0.80 Premium to Current: 140.0% # of Ratings 5 5 4 4 4 4 4 4 4 4 4 4 4 4 4 4 Sources: Bloomberg, Capital IQ, and Wall Street research as of 6/18/24. E refers to Estimated; EV refers to Enterprise Value; NA refers to not available. (1) CG uses a sum-of-the-parts analysis consisting of a 1.7x multiple to 2024E revenue on the Enterprise segment, a 1.7x multiple to 2024E revenue on the Life Sciences segment and a 1.5x multiple to 2024E revenue on the Provider segment. (2) BTIG does not provide price targets for neutral-rated stocks. Therefore, methodology is not applicable. (3) Houlihan Lokey does not have access to equity research reports published by certain analysts including Nephron Research. 4 60% 60% 75% 75% 75% 75% 75% 75% 75% 75% 75% 75% 75% 75% 75% 75% 75% 50% 50% 50% 40% 40% 25% 25% 25% 25% 25% 25% 25% 25% 25% 25% 25% 25% 25% 25% 25% 50% 50% 50% Nov-22 Dec-22 Jan-23 Feb-23 Mar-23 Apr-23 May-23 Jun-23 Jul-23 Aug-23 Sep-23 Oct-23 Nov-23 Dec-23 Jan-24 Feb-24 Mar-24 Apr-24 May-24 Jun-24 Buy Hold 4 4 Broker Date Rating Price Target Methodology CG 5/20/24 Buy $2.00 SOTP1 MS 5/13/24 Equalweight $1.00 0.7x EV / '25E Rev. BTIG 5/10/24 Neutral NA NA2 Nephron 5/9/24 Buy $2.75 NA3 Median $2.00 Mean $1.92 4

HIGHLY CONFIDENTIAL Selected Wall Street Analyst Commentary 24 Analyst Date of Report Recommendation Comments Canaccord Genuity 5/20/24 Buy “In our opinion, there are positive signs that Sharecare is turning the business around and has potential for sustained, profitable growth under new CEO Brent Layton. With the strategic review ongoing, which could potentially result in the sale of parts or all of the business and that management expects to conclude in the next 30-45 days at the time of the earnings release, we continue to believe there is value in shares of Sharecare at current levels. We maintain our BUY rating and $2 price target backed by a sum-of-the-parts valuation.” Morgan Stanley 5/13/24 Equalweight “The company is seeing broad-based weakness across the business, further compounded by ongoing litigation with a large enterprise customer. While Sharecare has been able to soften the blow to EBITDA, nonetheless the company will need to reaccelerate growth to drive better profitability. […] The platform has potential, but execution and new proof points will be key.” “We view the hire of healthcare industry veteran Brent Layton as CEO as a positive, but meaningful negative estimate revisions are weighing on the stock's valuation. The Board is undergoing its 2nd Strategic review of the business within the past year. The development, as well as Sharecare's ability to reaccelerate growth are important dynamics to watch for the stock.” BTIG 5/10/24 Neutral “While we had anticipated that the contract dispute may not be resolved in 1Q:24, we were negatively surprised to see a slowdown in the Provider and Consumer divisions as well. We like how management is orienting the business with a value-based care approach that is focused on health outcomes, but the steps it is taking will take time and SHCR has near-term challenges.” “Our view is that the high recurring revenue stream, with a PMPM-based model for the majority of revenue, is good especially given expected margin expansion. While these are positives, in each of the past ~2 years there have been significant challenges in the Enterprise Division, due to COVID, some plans seeking to save money, and most recently a contract dispute with a large client. While Provider and Consumer revenue growth may be healthy, the inconsistent performance in Enterprise cause us to rate SHCR Neutral.” Source: Wall Street Research. Note: Houlihan Lokey does not have access to equity research reports published by certain analysts including Nephron Research. Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization and Stock-Based Compensation Expense, adjusted for certain non-recurring items. PMPM refers to Per Member Per Month; Q refers to Quarter.

HIGHLY CONFIDENTIAL 25 Ownership Summary (shares in millions) Sources: Capital IQ and public filings as of 6/18/24. designates holdings excluded from public float computations. Common Stock Holder Shares % Outstanding Claritas Capital Management Services, Inc. 36.9 10.2% BlackRock, Inc. (NYSE:BLK) 22.7 6.3% The Vanguard Group, Inc. 17.2 4.7% Hearst Corporation 16.2 4.5% Samjo Management, LLC 10.5 2.9% Private Management Group Inc 9.3 2.6% Allspring Global Investments, LLC 7.7 2.1% Geode Capital Management, LLC 6.8 1.9% Pennsylvania Capital Management, Inc. 6.6 1.8% State Street Global Advisors, Inc. 6.1 1.7% Current / Former Directors and Executive Officers 18.4 5.1% Other 204.1 56.3% Total 362.4 100.0%

Page 1. Preliminary Financial Analyses 3 2. Preliminary Selected Public Market Observations 18 3. Appendix 26 Preliminary Selected Benchmarking Data 27 Preliminary Weighted Average Cost of Capital Analysis 30

Page 1. Preliminary Financial Analyses 3 2. Preliminary Selected Public Market Observations 18 3. Appendix 26 Preliminary Selected Benchmarking Data 27 Preliminary Weighted Average Cost of Capital Analysis 30

HIGHLY CONFIDENTIAL 28 Preliminary Benchmarking Data Sources: Bloomberg, Capital IQ, Savanna management and public filings. Note: No company shown for comparative purposes is identical to Savanna. Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization and Stock-Based Compensation Expense, adjusted for certain non-recurring items. CY refers to Calendar Year; E refers to Estimated; EV refers to Enterprise Value. LTM refers to the most recently completed 12-month period for which financial information has been made public, other than for the Company, in which case LTM refers to Latest 12 Months. NMF refers to not meaningful figure. (1) Based on public trading prices of common stock. (2) Based on public filings, market data and other public information as of 6/18/24. (3) On 3/20/24, Alight, Inc. announced an agreement to sell its payroll and professional services business, which it classified as discontinued operations. Results include contributions from discontinued operations. (4) On 1/20/23, Evolent Health completed the acquisition of National Imaging Associates, Inc. Historical figures do not reflect results pro forma for the acquisition. ($ in millions) Size Size [1] Leverage [1] Liquidity (LTM Revenue, millions) (Enterprise Value as of 6/18/24, millions) (Debt to EV as of 6/18/24) (Current Ratio as of 6/18/24) Alight, Inc. [3] $3,395.0 Alight, Inc. $6,859.3 Health Catalyst, Inc. 74.4% Health Catalyst, Inc. 4.3 Teladoc Health, Inc. $2,619.3 Evolent Health, Inc. $3,255.4 Teladoc Health, Inc. 67.3% Teladoc Health, Inc. 3.8 Evolent Health, Inc. $2,168.2 Teladoc Health, Inc. $2,286.4 Accolade, Inc. 42.9% American Well Corporation 3.8 Savanna $419.6 Phreesia, Inc. $1,152.7 Alight, Inc. 40.6% Accolade, Inc. 2.6 Accolade, Inc. $414.3 Accolade, Inc. $486.7 Evolent Health, Inc. 18.4% Savanna 2.1 Phreesia, Inc. $373.7 Health Catalyst, Inc. $306.9 Phreesia, Inc. 1.4% Phreesia, Inc. 1.8 Health Catalyst, Inc. $296.8 Savanna [2] $284.4 Savanna [2] 0.2% Alight, Inc. 1.6 American Well Corporation $254.6 American Well Corporation ($166.4) American Well Corporation 0.0% Evolent Health, Inc. 1.0 Historical Growth Projected Growth Projected Growth Projected Growth (CY 2022 to CY 2023 Revenue) (CY 2023 to CY 2024E Revenue) (CY 2023 to CY 2025E Revenue) (CY 2023 to CY 2026E Revenue) Phreesia, Inc. 27.2% Evolent Health, Inc. 30.4% Evolent Health, Inc. 22.6% Evolent Health, Inc. 19.6% Evolent Health, Inc. 22.9% Phreesia, Inc. 18.7% Phreesia, Inc. 18.4% Phreesia, Inc. 17.9% Accolade, Inc. 14.5% Accolade, Inc. 17.7% Accolade, Inc. 17.6% Accolade, Inc. 17.6% Alight, Inc. 8.9% Health Catalyst, Inc. 4.1% American Well Corporation 11.8% American Well Corporation 12.3% Teladoc Health, Inc. 8.1% Alight, Inc. 2.4% Health Catalyst, Inc. 7.8% Savanna 11.5% Health Catalyst, Inc. 7.1% Teladoc Health, Inc. 2.2% Savanna 7.3% Health Catalyst, Inc. 9.4% Savanna 0.6% American Well Corporation 0.9% Alight, Inc. 4.1% Alight, Inc. 3.7% American Well Corporation -6.5% Savanna -6.5% Teladoc Health, Inc. 2.9% Teladoc Health, Inc. 3.2% Projected Growth Projected Growth Projected Growth Historical Growth (CY 2024E to CY 2025E Revenue) (CY 2024E to CY 2026E Revenue) (CY 2025E to CY 2026E Revenue) (CY 2022 to CY 2023 Adjusted EBITDA) American Well Corporation 23.9% Savanna 21.7% Savanna 20.4% Savanna 183.9% Savanna 23.0% American Well Corporation 18.5% Accolade, Inc. 17.6% Evolent Health, Inc. [4] 83.1% Phreesia, Inc. 18.2% Accolade, Inc. 17.6% Phreesia, Inc. 17.0% Teladoc Health, Inc. 33.1% Accolade, Inc. 17.5% Phreesia, Inc. 17.6% Evolent Health, Inc. 14.0% Alight, Inc. 12.1% Evolent Health, Inc. 15.2% Evolent Health, Inc. 14.6% American Well Corporation 13.2% Accolade, Inc. NMF Health Catalyst, Inc. 11.7% Health Catalyst, Inc. 12.2% Health Catalyst, Inc. 12.8% American Well Corporation NMF Alight, Inc. 5.8% Alight, Inc. 4.4% Teladoc Health, Inc. 3.9% Health Catalyst, Inc. NMF Teladoc Health, Inc. 3.6% Teladoc Health, Inc. 3.8% Alight, Inc. 3.0% Phreesia, Inc. NMF Projected Growth Projected Growth Projected Growth Projected Growth (CY 2023 to CY 2024E Adjusted EBITDA) (CY 2023 to CY 2025E Adjusted EBITDA) (CY 2023 to CY 2026E Adjusted EBITDA) (CY 2024E to CY 2025E Adjusted EBITDA) Health Catalyst, Inc. 124.8% Savanna 93.5% Savanna 77.5% Savanna 187.0% Savanna 30.5% Health Catalyst, Inc. 84.5% Health Catalyst, Inc. 67.5% Accolade, Inc. 158.9% Evolent Health, Inc. [4] 26.8% Evolent Health, Inc. [4] 28.6% Evolent Health, Inc. [4] 25.8% Phreesia, Inc. 153.5% Teladoc Health, Inc. 11.5% Teladoc Health, Inc. 12.8% Teladoc Health, Inc. 11.1% Health Catalyst, Inc. 51.4% Alight, Inc. 6.0% Alight, Inc. 8.7% Alight, Inc. 8.6% Evolent Health, Inc. 30.5% Accolade, Inc. NMF Accolade, Inc. NMF Accolade, Inc. NMF Teladoc Health, Inc. 14.0% American Well Corporation NMF American Well Corporation NMF American Well Corporation NMF Alight, Inc. 11.5% Phreesia, Inc. NMF Phreesia, Inc. NMF Phreesia, Inc. NMF American Well Corporation NMF

HIGHLY CONFIDENTIAL 29 Preliminary Benchmarking Data (cont’d) Sources: Bloomberg, Capital IQ, Savanna management and public filings. Note: No company shown for comparative purposes is identical to Savanna. Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization and Stock-Based Compensation Expense, adjusted for certain non-recurring items. CY refers to Calendar Year; Depr. refers to Depreciation; E refers to Estimated; EV refers to Enterprise Value; FYE refers to the most recently completed fiscal year for which financial information has been made public. LTM refers to the most recently completed 12-month period for which financial information has been made public, other than for the Company, in which case LTM refers to Latest 12 Months. NMF refers to not meaningful figure; NOL refers to Net Operating Loss. (1) On 1/20/23, Evolent Health completed the acquisition of National Imaging Associates, Inc. Historical figures do not reflect results pro forma for the acquisition. (2) Based on public trading prices of common stock. (3) Based on public filings, market data and other public information as of 6/18/24. ($ in millions) Projected Growth Projected Growth Profitability Profitability (CY 2024E to CY 2026E Adjusted EBITDA) (CY 2025E to CY 2026E Adjusted EBITDA) (CY 2024E Adjusted EBITDA to CY 2024E Revenue) (CY 2025E Adjusted EBITDA to CY 2025E Revenue) Accolade, Inc. 112.4% Accolade, Inc. 74.2% Alight, Inc. 22.4% Alight, Inc. 23.6% Savanna 107.1% Phreesia, Inc. 52.0% Teladoc Health, Inc. 13.8% Teladoc Health, Inc. 15.1% Phreesia, Inc. 96.3% Savanna 49.4% Evolent Health, Inc. 9.6% Savanna 12.0% Health Catalyst, Inc. 44.6% Health Catalyst, Inc. 38.1% Health Catalyst, Inc. 8.0% Health Catalyst, Inc. 10.9% Evolent Health, Inc. 25.4% Evolent Health, Inc. 20.4% Savanna 5.2% Evolent Health, Inc. 10.9% Teladoc Health, Inc. 10.8% Alight, Inc. 8.5% Phreesia, Inc. 4.4% Phreesia, Inc. 9.4% Alight, Inc. 10.0% Teladoc Health, Inc. 7.7% Accolade, Inc. 2.7% Accolade, Inc. 5.9% American Well Corporation NMF American Well Corporation NMF American Well Corporation NMF American Well Corporation NMF Profitability Relative Depreciation Internal Investment Net Operating Losses (CY 2026E Adjusted EBITDA to CY 2026E Revenue) (LTM Depr. to LTM Adjusted EBITDA) (LTM Capital Expenditures to LTM Revenue) (FYE Federal and State NOL) Alight, Inc. 24.9% Alight, Inc. 58.0% Accolade, Inc. 1.2% Teladoc Health, Inc. $3,728.7 Teladoc Health, Inc. 15.7% Evolent Health, Inc. [1] 59.2% Evolent Health, Inc. 1.2% Health Catalyst, Inc. $1,108.1 Savanna 14.9% Teladoc Health, Inc. 107.9% Health Catalyst, Inc. 4.3% Accolade, Inc. $950.1 Health Catalyst, Inc. 13.4% Health Catalyst, Inc. 384.5% Alight, Inc. 4.4% American Well Corporation $907.8 Phreesia, Inc. 12.3% Savanna 454.6% American Well Corporation 4.5% Savanna $857.2 Evolent Health, Inc. 11.5% Accolade, Inc. NMF Teladoc Health, Inc. 5.6% Phreesia, Inc. $599.0 Accolade, Inc. 8.7% American Well Corporation NMF Phreesia, Inc. 6.5% Evolent Health, Inc. $361.6 American Well Corporation NMF Phreesia, Inc. NMF Savanna 6.9% Alight, Inc. $165.0 Net Operating Losses [2] (FYE Federal and State NOL % of EV) Health Catalyst, Inc. 361.0% Savanna [3] 301.4% Accolade, Inc. 195.2% Teladoc Health, Inc. 163.1% Phreesia, Inc. 52.0% Evolent Health, Inc. 11.1% Alight, Inc. 2.4% American Well Corporation NMF

Page 1. Preliminary Financial Analyses 3 2. Preliminary Selected Public Market Observations 18 3. Appendix 26 Preliminary Selected Benchmarking Data 27 Preliminary Weighted Average Cost of Capital Analysis 30

HIGHLY CONFIDENTIAL 31 Preliminary Weighted Average Cost of Capital Analysis Source: Company filings, Capital IQ as of 6/18/24, Bloomberg, Wall Street research, 2023 Duff & Phelps Valuation Handbook. Notes: No company used in this calculation for comparative purposes is identical to the Company; *excluded from median and mean data; NA refers to not available. (1) Total Cap refers to total capitalization, which equals Equity Market Value + Total Debt + Pfd. Stock. (2) Total Debt refers to total debt amount based on most recent public filings as of 6/18/24. (3) Dd refers to Implied Tax-Deductible Debt, which equals the lesser of (a) 30% of Adjusted Taxable Income/Cost of Debt, or (b) Total Debt; LTM Adjusted EBITDA based on most recent public filings as of 6/18/24, is assumed to be a valid proxy for Adjusted Taxable Income for the selected companies. (4) Dnd refers to Implied Non-Tax-Deductible Debt, which equals Total Debt minus Dd. (5) Equity Market Value based on closing price on 6/18/24 and on diluted shares as of 6/18/24. (6) Pfd. Stock refers to preferred stock, which is the amount as stated in most recent public filings as of 6/18/24. (7) Based on actual levered beta per Bloomberg 5-year weekly as of 6/18/24. (8) Unlevered Beta = Levered Beta/(1 + ((1 – tax rate) * Dd to Equity Market Value) + (Dnd to Equity Market Value) + (Pfd. Stock to Equity Market Value)). (9) Based on review of studies measuring the historical returns between stocks and bonds, theoretical models such as supply-side and demand-side models and other materials. (10) Kroll Cost of Capital Navigator ("Navigator"). (11) Cost of Equity = Risk-Free Rate of Return + (Levered Beta * Equity Risk Premium) + Size Premium. Risk-Free Rate of Return as of 6/18/24, based on 20-year U.S. Treasury Bond Yield. (12) Based on selected company weighted average interest rate per most recent public filings, unless the selected company has publicly traded debt, in which case the cost of debt is based on the market-based yield to maturity for such securities as of 6/18/24. (13) Based on selected company weighted average preferred dividend per most recent public filings 6/18/24. Total Debt to Dd to Dnd to Total Debt to Dd to Equity Dnd to Equity Pfd. Stock to Equity Market Pfd. Stock to Total Cap Total Cap Total Cap Equity Market Market Value Market Value Total Cap Value to Total Equity Market Selected Company [1] [2] [1] [3] [1] [4] Value [2] [5] [3] [5] [4] [5] [1] [6] Cap [1] [5] Value [5] [6] Accolade, Inc. 28.9% 0.0% 28.9% 40.6% 0.0% 40.6% 0.0% 71.1% 0.0% Alight, Inc. 39.2% 39.2% 0.0% 64.5% 64.5% 0.0% 0.0% 60.8% 0.0% American Well Corporation 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 100.0% 0.0% Evolent Health, Inc. 17.4% 17.4% 0.0% 22.5% 22.5% 0.0% 5.1% 77.5% 6.6% Health Catalyst, Inc. 36.0% 7.9% 28.1% 56.2% 12.3% 43.9% 0.0% 64.0% 0.0% Phreesia, Inc. 1.3% 0.0% 1.3% 1.4% 0.0% 1.4% 0.0% 98.7% 0.0% Teladoc Health, Inc. 45.5% 43.6% 1.9% 83.5% 80.0% 3.5% 0.0% 54.5% 0.0% Median 28.9% 7.9% 1.3% 40.6% 12.3% 1.4% 0.0% 71.1% 0.0% Mean 24.0% 15.4% 8.6% 38.4% 25.6% 12.8% 0.7% 75.2% 0.9% Savanna 0.2% 0.2% 0.0% 0.2% 0.2% 0.0% 13.0% 86.9% 14.9% Levered Unlevered Equity Risk Size Cost of Cost of Cost of Pfd. Selected Company Beta [7] Beta [8] Premium [9] Premium [10] Equity [11] Debt [12] Stock [13] WACC Accolade, Inc. 2.12 1.50 5.75% 1.99% 18.6% 7.3% NA 15.3% Alight, Inc. 1.08 0.74 5.75% 0.95% 11.6% 7.3% NA 9.1% American Well Corporation 1.82 1.82 5.75% 4.70% 19.6% NA NA 19.6% Evolent Health, Inc. 1.25 1.02 5.75% 1.21% 12.9% 3.6% * 11.4% 11.0% * Health Catalyst, Inc. 1.13 0.74 5.75% 1.99% 12.9% 6.1% NA 10.4% Phreesia, Inc. 1.29 1.27 5.75% 1.39% 13.3% 7.9% NA 13.2% Teladoc Health, Inc. 1.11 0.69 5.75% 1.39% 12.3% 6.9% NA 9.0% Median 1.25 1.02 12.9% 7.3% 11.4% 11.8% Mean 1.40 1.11 14.5% 7.1% 11.4% 12.8% Savanna 0.97 0.84 5.75% 1.99% 12.0% 7.1% NA 10.5%

HIGHLY CONFIDENTIAL 32 Preliminary Weighted Average Cost of Capital Analysis (cont’d) Source: Company filings, Capital IQ as of 6/18/24, Bloomberg, Wall Street research, 2023 Duff & Phelps Valuation Handbook. (1) Risk-Free Rate of Return as of 6/18/24, based on 20-year U.S. Treasury Bond Yield. (2) Based on a review of studies measuring the historical returns between stocks and bonds, theoretical models such as supply side and demand side models and other materials. (3) Navigator. (4) Forward tax rate, per Savanna management. (5) Savanna 2024E Adjusted EBITDA is assumed to be a valid proxy for Savanna Adjusted Taxable Income. (6) Savanna Total Debt refers to total debt amount of Savanna as of 6/18/24. (7) Savanna Dd refers to Implied Tax-Deductible Debt of Savanna, which equals the lesser of (a) 30% of Savanna Adjusted Taxable Income/Cost of Debt, or (b) Savanna Total Debt. Based on Capital Structure Assumptions. (8) Savanna Dnd refers to Implied Non-Tax-Deductible Debt of Savanna, which equals Savanna Total Debt minus Savanna Dd. (9) Based on review of corresponding metrics of selected companies listed on previous page. (10) Based on the Company's Dd and Dnd and the Capital Structure Assumptions regarding Total Debt to Total Capitalization and Equity Market Value to Total Capitalization. (11) Based on review of selected companies’ unlevered betas listed on previous page. (12) Computed Levered Beta = Selected Unlevered Beta * (1 + ((1 – Tax Rate) * Dd to Equity Market Value) + (Dnd to Equity Market Value) + (Preferred Stock to Equity Market Value)); based on Market and Capital Structure Assumptions. (13) Cost of Equity = Risk-Free Rate of Return + (Computed Levered Beta * Equity Risk Premium) + Size Premium. Based on Market Assumptions. ($ in millions) Market Capital Structure Cost of Equity for Assumptions Assumptions Computed WACC Risk-Free Rate of Return [1] 4.47% Savanna Adjusted Taxable Income [5] $21.5 Selected Unlevered Beta [11] 1.02 Equity Risk Premium [2] 5.75% Savanna Total Debt [6] $0.7 Computed Levered Beta [12] 1.32 Size Premium [3] 1.99% Savanna Dd [7] $0.7 Cost of Equity [13] 14.0% Tax Rate [4] 28.17% Savanna Dnd [8] $0.0 Total Debt to Total Capitalization [9] 28.9% Dd to Total Capitalization [10] 28.9% Dnd to Total Capitalization [10] 0.0% Total Debt to Equity Market Value 40.6% Dd to Equity Market Value [10] 40.6% Dnd to Equity Market Value [10] 0.0% Preferred Stock to Total Capitalization [9] 0.0% Equity Market Value to Total Capitalization [9] 71.1% Preferred Stock to Equity Market Value NA Cost of Debt [9] 7.3% Cost of Preferred Stock [9] 11.4% Computed Weighted Average Cost of Capital 11.5% Selected Weighted Average Cost of Capital Range 11.5% -- 12.5%

33 CORPORATE FINANCE FINANCIAL RESTRUCTURING FINANCIAL AND VALUATION ADVISORY HL.com